UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 16, 2007
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
BLUE NILE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165

(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)
705 FIFTH AVENUE SOUTH, SUITE 900, SEATTLE, WASHINGTON, 98104
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 336-6700
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
N/A
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
SIGNATURE

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Executive Officer Cash Incentive Plan
On March 16, 2007, the Compensation Committee of the Board of Directors of Blue Nile, Inc. (the “Company”) approved a 2007 cash incentive plan designed to motivate its executive officers to achieve the Company’s financial and other performance objectives and to reward them for their achievement when those objectives are met (the “Plan”).
ELIGIBILITY. All executive officers, including the chief executive officer, are eligible for participation in the Plan. The Company may also pay discretionary bonuses or other types of compensation outside the Plan.
ADMINISTRATION. The Plan is administered by the Compensation Committee. The Compensation Committee has the authority and discretion to approve and review the Plan and its operation.
DETERMINATION OF BONUS AMOUNTS. The aggregate bonus pool for fiscal year 2007 is established through the achievement of the Company’s objectives for Adjusted EBITDA (defined as net income before income taxes, other income, net, depreciation, amortization and stock-based compensation). The Compensation Committee also established a target bonus amount for each executive officer expressed as a percentage of the executive officer’s base salary. The Compensation Committee may award the executive officer between 0% and 200% of such officer’s bonus target amount based: (i) fifty percent on the achievement of financial performance objectives, including revenue growth, earnings per share and free cash flow generation, and (ii) fifty percent on the achievement of individual performance objectives based on the executive officer’s roles and responsibilities within the Company. If the achievement of the financial and individual objectives results in an aggregate bonus award amount that is different from the aggregate bonus amount established by reviewing performance against the Adjusted EBITDA target, the Compensation Committee has the authority to award each of the executive officers the bonus amount it deems consistent with its review of the executive officer’s performance against the pre-established EBITDA target and the pre-established financial and personal objectives.
DISTRIBUTION. The bonus payments will be distributed to executive officers in a single lump sum amount following the completion of the Company’s fiscal year 2007.
TARGET AMOUNTS FOR NAMED EXECUTIVE OFFICERS. The aggregate target bonus pool established for the named executive officers, including the chief executive officer, for fiscal year 2007 is $675,000. The individual bonus target amounts for the named executive officers range from 29% to 75% of base salary.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.
By:	/s/ Diane M. Irvine
Diane M. Irvine
President and Chief Financial Officer (Principal Accounting and Financial Officer)

Dated: March 22, 2007